UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12.

BRYN MAWR BANK CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

Bryn Mawr Bank Corporation

Dear Fellow Shareholders:

Bryn Mawr Bank Corporation’s performance has been very solid through the second quarter of 2007. As shareholders, we are very fortunate to have a top-notch Board of Directors and an experienced and talented management team. I would like to thank you for the support and confidence you have placed in me, your Board and our management team.

On November 20, 2007 we will convene a Special Shareholders Meeting to seek your approval on five proposals that will allow us to increase the number of authorized shares of our common stock and to update and modernize our articles of incorporation and bylaws. Approval of these proposals will allow us to be more responsive to opportunities. Your Board unanimously endorses these proposals and encourages you to approve them as well by voting “For” on the enclosed proxy.

The first and most significant proposal (Proposal 1) would authorize an increase in the number of authorized shares of our common stock from 25 million to 100 million shares. Increasing the number of authorized shares available would allow us to use our common stock for acquisitions, stock dividends, stock splits, employee benefit plans, raising capital or for other general corporate purposes. Proposals 2 through 5 update sections of our articles of incorporation and bylaws, and will help us manage the Corporation more efficiently and effectively. Proposal 1 is an important strategic initiative, while Proposals 2 through 5 essentially reflect common business practice for publicly held Pennsylvania corporations. The Board of Directors has determined that it is in the best interest of the Corporation to approve all five proposals.

Please review the enclosed materials for complete details on the meeting and all Proposals.

Once again, the Board encourages you to vote “For” all Proposals and we thank you for being a shareholder.

Sincerely,

Chairman and Chief Executive Officer

INVESTMENT MANAGEMENT  •  FINANCIAL PLANNING  •  TAX PLANNING  •  PERSONAL BANKING  •  BUSINESS BANKING

BROKERAGE SERVICES  •  RETIREMENT PLANNING  •  INSURANCE  •  MORTGAGES  •  FIDUCIARY SERVICES

801 Lancaster Avenue  •  Bryn Mawr, Pennsylvania 19010  •  (610) 526-2300  •  FAX (610) 526-2051

BRYN MAWR BANK CORPORATION

801 Lancaster Avenue

Bryn Mawr, PA 19010-3396

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 20, 2007

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of Bryn Mawr Bank Corporation, a Pennsylvania corporation, to be held in the Centennial Wing of the main office of The Bryn Mawr Trust Company, 801 Lancaster Avenue, Bryn Mawr, PA 19010, on November 20, 2007 at 9:00 a.m., local time, for the following purposes:

Proposal 1:	To approve an amendment to our articles of incorporation to increase the number of authorized shares of common stock from 25,000,000 shares to 100,000,000 shares.

Proposal 2:	To approve amendments to our articles of incorporation and bylaws to provide for the issuance of uncertificated shares as well as shares evidenced by paper stock certificates.

Proposal 3:	To amend Article 7 of our articles of incorporation to provide that each director may be elected by a majority of the votes cast for such position in person or by proxy, at a duly organized meeting of the shareholders, by the holders of shares entitled to vote.

Proposal 4:	To approve an amendment to our articles of incorporation to update a statutory reference relating to indemnification of officers and directors.

Proposal 5:	To approve amendments to our articles of incorporation and bylaws to permit the board of directors to amend the bylaws without shareholder approval except in certain cases, and to approve certain bylaw amendments to be made by the board of directors.

See the accompanying proxy statement for details about these proposals. Only shareholders of record at the close of business on October 3, 2007 will be entitled to vote at the meeting and any adjournments or postponements of the meeting.

Our proxy statement and a form of proxy are included with this Notice.

By Order of the Board of Directors of Bryn Mawr Bank Corporation

ROBERT J. RICCIARDI
Secretary

Bryn Mawr, Pennsylvania

October 12, 2007

IMPORTANT NOTICE

To assure your representation at the Special Meeting, please complete, date, sign, and promptly mail the enclosed proxy card in the return envelope. No postage is necessary if mailed in the United States. Any shareholder giving a proxy has the power to revoke it at any time prior to its use for any purpose. Any shareholder who is present at the meeting may withdraw a proxy prior to its use for any purpose and vote in person.

PROXY STATEMENT

		Page No.
Information Regarding the Special Meeting		1
Proposal 1 –	To approve an amendment to our articles of incorporation to increase the number of authorized shares of common stock from 25,000,000 shares to 100,000,000 shares	2
Proposal 2 –	To approve amendments to our articles of incorporation and bylaws to provide for the issuance of uncertificated shares as well as shares evidenced by paper stock certificates	3
Proposal 3 –	To amend Article 7 of our articles of incorporation to provide that each director may be elected by a majority of the votes cast for such position in person or by proxy, at a duly organized meeting of the shareholders, by the holders of shares entitled to vote	5
Proposal 4 –	To approve an amendment to our articles of incorporation to update a statutory reference relating to indemnification of officers and directors	7
Proposal 5 –	To approve amendments to our articles of incorporation and bylaws to permit the board of directors to amend the bylaws without shareholder approval except in certain cases, and to approve certain bylaw amendments to be made by the board of directors	8
Security Ownership of Certain Beneficial Owners		13
Additional Information		14
Other Matters		14
Appendix A: Articles of Amendment to Articles of Incorporation		A-1
Appendix B: Amended and Restated Bylaws		B-1

i

BRYN MAWR BANK CORPORATION

801 Lancaster Avenue

Bryn Mawr, PA 19010-3396

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

NOVEMBER 20, 2007

INFORMATION REGARDING THE SPECIAL MEETING

Matters to be Considered at the Special Meeting of Shareholders

This proxy statement is being furnished to shareholders of Bryn Mawr Bank Corporation (“we,” “us,” “our” or the “corporation”) in connection with the solicitation of proxies by the corporation for use at the Special Meeting of Shareholders to be held in the Centennial Wing of the main office of The Bryn Mawr Trust Company, 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010, on Tuesday, November 20, 2007 at 9:00 a.m., local time, and any adjournments or postponements of the meeting and is solicited on behalf of the board of directors of Bryn Mawr Bank Corporation. This solicitation is being made primarily by mail, but may also be made in person or by telephone or facsimile by officers, directors and regular employees, as well as other third parties, on behalf of the corporation. All expenses incurred in the solicitation will be paid by the corporation.

Record Date, Voting and Voting Procedures

Our board has fixed the close of business on October 3, 2007, as the date for determining holders of record of our common stock, entitled to notice of, and to vote at, the meeting. Each shareholder is entitled to one vote per share on the matters to be considered at the meeting.

The holders of a majority of the outstanding shares of our common stock, present either in person or by proxy, will constitute a quorum for the transaction of business at the meeting. As of October 3, 2007, there were 8,518,634 shares of our common stock outstanding.

Shares represented by properly executed proxies will be voted in accordance with the directions indicated in the proxies, unless those proxies have previously been revoked. If a properly executed proxy does not give any voting directions, then that proxy will be voted in favor of the adoption of the proposals recommended by the board, and in the discretion of the proxy agents on any other matters which may properly come before the meeting. A shareholder may revoke a proxy at any time prior to its use for any purpose by giving written notice of revocation to Robert J. Ricciardi, our Secretary, at 801 Lancaster Avenue, Bryn Mawr, PA 19010-3396. A shareholder may also appear in person at the meeting and ask to withdraw the proxy prior to its use for any purpose and can vote in person. A later dated proxy revokes an earlier dated proxy.

For purposes of the meeting, the affirmative vote of a majority of the outstanding shares of capital stock of the corporation entitled to vote is required for each proposal to be adopted by the shareholders. A shareholder’s abstention from voting on any matter will have the same effect as votes cast against the proposal. A broker non-vote occurs when a broker-dealer does not receive authority to vote on a particular matter. Broker non-votes on any matter will also have the same effect as votes cast against the proposal.

Other Matters

We will bear the entire cost of soliciting proxies for the meeting. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telefax and e-mail, by our directors, officers and employees and those of our wholly-owned subsidiaries, including The Bryn Mawr Trust Company, and third parties. Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of our common stock held of record by such persons, and we will reimburse them for their expenses in doing so.

Proposal 1:	To approve an amendment to our articles of incorporation to increase the number of authorized shares of common stock from 25,000,000 shares to 100,000,000 shares.

Under the present articles of incorporation, the total number of shares of all classes of capital stock that the corporation has authority to issue is 25,000,000 shares of common stock. As of October 3, 2007, there were 8,518,634 shares of common stock outstanding leaving a total of 16,481,366 authorized shares (including treasury shares) of common stock available for future issuance.

The board of directors has determined that the number of available authorized shares may not be enough to support a variety of future actions that may be in the corporation’s best interest. For example:

•

The board of directors may consider the possibility of declaring a stock split, but it is likely that any stock split would use most of the available authorized shares, leaving the corporation in a difficult position if a need arises to issue additional shares.

•

Additional authorized shares would be needed by the corporation if it were to find an opportunity to acquire another business and decided that it is in the best interest of the corporation to offer our stock as part of the acquisition price.

•

Public companies such as the corporation are authorized to make additional offerings of their shares. This can be valuable if the benefits of a stock issuance outweigh the benefits of raising funds by other means such as debt offerings. However, new share issuances can generally only be made out of authorized but unissued shares. If the corporation does not have enough authorized shares available, this capital raising option may not be available.

•

A variety of incentive compensation plans can be based on equity such as common stock, but their implementation requires that a company have sufficient authorized shares to meet its obligations under any plans it adopts.

•

Our shareholder rights plan that became effective December 8, 2003 provides for distribution of rights to purchase shares of our common stock to certain existing shareholders if a person or group acquires beneficial ownership of twenty percent (20%) or more of our common stock. If those rights become exercisable, we will be obligated to issue additional shares of common stock to fulfill our obligations under the plan. We may not be able to control whether this occurs or when we may have to issue additional stock.

Therefore, the board of directors has unanimously approved and proposed to submit to the shareholders, and recommends that the shareholders of the corporation approve, an amendment to our articles of incorporation to increase the number of authorized shares of common stock from 25,000,000 shares to 100,000,000 shares. If this proposal, called Proposal 1, is approved, Article 5 of our articles of incorporation would be amended to read as follows (the added words are underlined and the deleted words are in brackets):

ARTICLE 5

The aggregate number of shares of capital stock which the Corporation shall have authority to issue is [25,000,000] 100,000,000 shares of common stock par value of $1.00 per share.

The form of articles of amendment to our articles of incorporation reflecting all of the proposed amendments being presented to this meeting, and restating our articles of incorporation as so amended, is set forth in Appendix A to this proxy statement.

The board of directors believes that it is desirable and in the best interests of the corporation and its shareholders to have a sufficient number of additional shares of common stock available for issuance from time to time, as the occasion may arise, for future financing and acquisition transactions, to permit stock dividends or stock splits at some future date, to fund employee benefit plans and for other proper corporate purposes. The terms of any future issuance of shares of common stock will be dependent largely on market and financial conditions and other factors existing at the time of issuance.

Although the board of directors may consider a stock split, it has not made any decision about whether to declare a stock split, or if it does so, what the terms or timing of a stock split would be. We currently have no definitive plans, understandings, agreements or arrangements concerning any other issuance of shares of common stock, other than pursuant to our equity compensation plans.

If the corporation decides to issue more common stock, the current shareholders do not have preemptive rights to purchase additional shares and, as a result of Proposal 1, may not be given the opportunity to vote on additional stock offerings unless required by law or applicable regulations. Accordingly, if approved, Proposal 1 may have the future effect of diluting the equity participation and voting rights of our existing shareholders. However, the availability of additional shares of capital stock for issue, without the delay and expense of obtaining the approval of shareholders at a special meeting, will afford the corporation greater flexibility in acting upon proposed transactions. In many situations, prompt action may be required which would not allow sufficient time to seek shareholder approval to authorize additional shares for the specific transaction.

The ability to issue additional shares of common stock could also have an anti-takeover effect in some situations. If a proposal were made to acquire the corporation and additional authorized but unissued shares are available without further shareholder approval, it might be possible for the board of directors to discourage a takeover attempt by selling additional shares of corporation stock to third parties who are neutral or who support management. The board of directors is not aware of any proposal to acquire the corporation, and the board of directors does not currently plan to use authorized but unissued shares for the purpose of discouraging hostile takeover offers. However, the board of directors might do so if it is consistent with their duties as board members and applicable law.

On balance, because increasing the number of authorized shares enhances our flexibility to take advantage of funding opportunities or opportunities to expand our franchise, or is required by our 2003 shareholder rights plan, the board of directors believes that Proposal 1 is in the best interests of the corporation.

The affirmative vote of a majority of the outstanding shares of capital stock of the corporation entitled to vote is required for the approval of Proposal 1. Proxies solicited by the board will be voted for Proposal 1, except to the extent that shareholders specify a contrary choice in their proxies.

The board recommends a vote FOR approval of Proposal 1.

Proposal 2:	To approve amendments to our articles of incorporation and bylaws to provide for the issuance of uncertificated shares as well as shares evidenced by paper stock certificates.

The board of directors has unanimously approved and proposed to submit to the shareholders, and recommends that the shareholders of the corporation approve, amendments to our articles of incorporation and bylaws to provide for the issuance of uncertificated shares as well as shares evidenced by paper stock certificates. If this proposal, called Proposal 2, is approved, it would result in one amendment to our articles of incorporation and one amendment to our bylaws:

•	Article 5 of the articles of incorporation would be amended by adding the following sentence:

Any or all classes or series of shares of stock, or any part thereof, of the Corporation may be uncertificated shares to the extent determined by the Board of Directors of the Corporation from time to time. However, in no event shall shares represented by a certificate be deemed uncertificated until the certificate is surrendered to the Corporation.

•	Sections 5.01 and 5.05 of the bylaws would be amended, and a new Section 5.06 would be added, to read in full as follows (the added words are underlined and the deleted words are in brackets):

Section 5.01. Right to Certificate. Except to the extent that shares may be uncertificated pursuant to the provisions of the Articles of Incorporation and any applicable By-laws of the Corporation, [E] each shareholder of record of fully paid stock shall be entitled to a share certificate representing the shares owned by the shareholder.

* * *

Section 5.05. Replacement of Stock Certificates. Except where shares are to be uncertificated, [N] new certificates for shares of stock may be issued to replace certificates lost, stolen, destroyed or mutilated upon such terms and conditions as the Board of Directors of the Corporation from time to time may determine.

Section 5.06. Uncertificated Securities. Any or all classes or series of shares of stock, or any part thereof, of the Corporation may be uncertificated shares to the extent determined by the Board of Directors of the Corporation from time to time. However, in no event shall shares represented by a certificate be deemed uncertificated until the certificate is surrendered to the Corporation.

The form of articles of amendment to our articles of incorporation reflecting all of the proposed amendments being presented to this meeting, and restating our articles of incorporation as so amended, is set forth in Appendix A to this proxy statement. The form of amended and restated bylaws reflecting all of the proposed amendments being presented to this meeting is set forth in Appendix B to this proxy statement.

Our common stock is listed and traded on the NASDAQ Global Market. As a result, we are subject to the listing standards of the NASDAQ Stock Market. On August 8, 2006, the Securities and Exchange Commission approved amendments to those listing standards that require NASDAQ-listed securities to be eligible to participate in a “direct registration program” by January 1, 2008.

The direct registration system is a form of electronic registration enabling shareholders to be directly registered on the books of our transfer agent with no need for physical stock certificates. Our shareholders may benefit from participation in the DRS system in various ways, including:

•	Increasing efficiency for transfers and sales of securities;

•	Increasing trading flexibility by potentially eliminating delays in handling physical certificates;

•	Reducing risk, expenses and fees relating to lost or stolen certificates.

The corporation may also obtain benefits upon reducing the need for physical stock certificates including:

•	Reducing printing and mailing costs related to stock certificates;

•	Reducing risks of fraud;

•	Reducing costs of lost certificate processing.

Section 1528 of the Pennsylvania business corporation law provides that the shares of a business corporation may be represented by certificates or, if permitted by the articles of incorporation, may be uncertificated. The securities markets in the U.S. and around the world are rapidly moving toward a paperless environment in which securities transactions and ownership of securities are evidenced solely by electronic records. Our transfer agent, Mellon Investor Services, LLC, has introduced a direct registration system (“DRS”) that eliminates paper stock certificates, and the NASDAQ Stock Market has adopted rule changes that require its listed companies to become DRS eligible not later than January 1, 2008. Currently, our articles of incorporation and bylaws require certificated shares, thus precluding our participation in a direct registration program. To permit such participation, the board of directors has adopted, and recommends that the shareholders approve, the proposed amendment to Article 5 of our articles of incorporation and the proposed amendments to our bylaws shown above. If this proposal is approved by the shareholders, the board of directors may adopt a resolution, without further approval by shareholders, to the effect that any or all classes of our stock will be uncertificated shares. Outstanding shares would not be converted to uncertificated shares until surrendered to our transfer agent and registrar. The rights and obligations of the holders of certificated and uncertificated shares of the same class and series will be identical. Within a reasonable time after issuing or transferring uncertificated shares, we are required by Section 1528 to send to the registered owner a written notice containing any information required to be set forth on a share certificate under Section 1528.

Neither the new NASDAQ rules nor the proposed amendment to the articles requires us to eliminate physical stock certificates.

Because this amendment may benefit our shareholders and the corporation and will help manage the corporation more efficiently, the board of directors believes that Proposal 2 is in the best interests of the corporation.

The affirmative vote of a majority of the outstanding shares of capital stock of the corporation entitled to vote is required for the approval of Proposal 2. Proxies solicited by the board will be voted for Proposal 2, except to the extent that shareholders specify a contrary choice in their proxies.

The board recommends a vote FOR approval of Proposal 2.

Proposal 3:	To amend Article 7 of our articles of incorporation to provide that each director may be elected by a majority of the votes cast for such position in person or by proxy, at a duly organized meeting of the shareholders, by the holders of shares entitled to vote.

The board of directors has unanimously approved and proposed to submit to the shareholders, and recommends that the shareholders of the corporation approve, an amendment to Article 7 of the our articles of incorporation to provide that each director may be elected by a majority of the votes cast by shareholders for such position. If this proposal, called Proposal 3, is approved, it would cause Article 7 of our articles of incorporation to be amended to read in full as follows (the added words are underlined and the deleted words are in brackets):

ARTICLE 7

Number of Directors and Classes. The business of the Corporation shall be managed by a Board of Directors of not less than eight nor more than twelve persons, as fixed from time to time by the Board of Directors of the Corporation. Each [D] director[s] shall be elected by a majority [vote] of the votes cast for such position, in person or by proxy, at a duly organized meeting of the shareholders by the holders of shares entitled to vote [shares represented by the holders thereof present either in person or by proxy at the meeting at which the election takes place]. The Directors of the Corporation shall be divided into four classes: Class I, Class II, Class III and Class IV. Each class shall be as nearly equal in number as possible. Except for the initial Board of Directors, the term of office of each class shall be four years; provided, however, that the term of office of the initial Class I Directors shall expire at the annual meeting of shareholders of the Corporation in 1987; the term of office of the initial Class II Directors shall expire at the annual meeting of shareholders of the Corporation in 1988; the term of office of the initial Class III Directors shall expire at the annual meeting of shareholders of the Corporation in 1989; the term of office of the initial Class IV Directors shall expire at the annual meeting of shareholders of the Corporation in 1990, so that, after the expiration of each such initial term, the terms of office of one class of directors shall expire each year when their respective successors have been duly elected by the shareholders and qualified. At each annual meeting of shareholders of the Corporation held during and after 1987, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed. A director must be a shareholder of the Corporation. If a vacancy occurs on the Board of Directors of the Corporation after the first annual election of directors for the class in which such director sits, a majority of the remaining directors shall have the exclusive power to fill the vacancy by electing a director to hold office until the next annual meeting of shareholders.

The Pennsylvania business corporation law permits a lower threshold for approval of director nominees than it does for other shareholder action. Section 1758(b) of the business corporation law provides that the director candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. This approach to the election of directors ensures that each director position for which there are nominees will be filled. It is often described as a “plurality” voting approach, because it would potentially permit the election of a director nominee who only receives a plurality of votes, as long as the nominee receives the highest number of votes for the position to which the nominee is being elected.

In contrast, the present Article 7 of the articles of incorporation requires that a director be elected by a majority vote of the shares present in person or by proxy. This provision raises risks that the corporation would fail to elect any nominee at all to a director position that is to be filled at a shareholder meeting. In an extreme situation, the failure to elect directors to the available positions could make it difficult to continue to manage the affairs of the corporation. This could happen even though a majority of shareholders do not oppose a particular director candidate, because under our current bylaw provision, an abstention or “withhold” vote operates against the election of a director and therefore has the effect of a vote “against” the director even if that is not the intention of the shareholder.

The proposed amendment would put our director election procedures in a middle ground between a “plurality” procedure and the “majority of votes present” standard in our present articles of incorporation. While it would not ensure that all director positions will always be filled, as would the procedure under Section 1758(b) of the Pennsylvania business corporation law, it nevertheless would reduce the risk, existing under our current articles of incorporation, that a director election would fail due to abstentions or withheld votes.

The board of directors also believes this amendment would be in the middle ground when viewed in light of recent changes in corporate governance standards. A number of independent investors have advocated a move away from the sort of “plurality” voting represented by Section 1758(b) of the Pennsylvania business corporation law. One reason they advocate this change is that the procedure sets too low a standard of shareholder approval for management slates of directors. In other words, some independent shareholders want management’s nominees to receive a stronger mandate than a mere plurality in order to be able to serve as director. In this regard, the proposed amendment sets a higher standard and ensures that a nominee must receive a majority of those votes cast—in other words, those shareholders who are expressing an opinion—in order to serve the corporation. In the view of the board of directors, the proposed amendment reflects appropriate corporate governance standards because it fairly gives neutral effect to any shares for which positions are not expressed by the cast of a vote.

Because this proposal strikes a reasonable balance between “plurality” voting for directors and the unduly high voting requirements in our existing articles of incorporation, and therefore adopts a moderate approach to the issue of director election voting requirements, the board of directors believes that Proposal 3 is in the best interests of the corporation.

The affirmative vote of a majority of the outstanding shares of capital stock of the corporation entitled to vote is required for the approval of Proposal 3. Proxies solicited by the board will be voted for Proposal 3, except to the extent that shareholders specify a contrary choice in their proxies.

The board recommends a vote FOR approval of Proposal 3.

Proposal 4:	To approve an amendment to our articles of incorporation to update a statutory reference relating to indemnification of officers and directors.

The board of directors has unanimously approved and proposed to submit to the shareholders, and recommends that the shareholders of the corporation approve, an amendment to our articles of incorporation to protect against director liability to the extent permitted by law, and to update a statutory reference. If this proposal, called Proposal 4, is approved, Article 9 of our articles of incorporation would be amended to read as follows (the added words are underlined and the deleted words are in brackets):

ARTICLE 9

The Corporation shall indemnify its officers and directors and the officers and directors of its subsidiaries to the full extent permitted by [and under the terms and conditions of Section 410 of the Business Corporation Law of the Commonwealth of Pennsylvania, as amended] applicable law as in effect from time to time, and the Corporation may, by action of its Board of Directors, indemnify all other persons whom it may lawfully indemnify under [said Section 410] applicable law from time to time.

The form of articles of amendment to our articles of incorporation reflecting all of the proposed amendments being presented to this meeting, and restating our articles of incorporation as so amended, is set forth in Appendix A to this proxy statement.

This amendment is to coordinate the articles with section references in the Pennsylvania business corporation law. The change is not substantive and is not intended to change the scope of indemnification permitted by the articles of incorporation. The only purpose of the amendment is to eliminate the risk that the indemnification provision could be misinterpreted.

Article 9 has not been changed since the corporation was first formed in 1986. In 1988, the business corporation law of Pennsylvania was recodified and modernized substantially. In the process of the recodification, the former Section 410 was repealed. Presently, issues relating to director indemnification are governed by a variety of statutory provisions, including Sections 1741 to 1750 of the Pennsylvania business corporation law. Article VIII of our bylaws, dealing with indemnification and insurance, has more recently been adopted by the shareholders to deal in greater detail with a variety of matters relating to director indemnification. However, Article 9 remains in the articles of incorporation as a fundamental expression of the policy that our directors and officers should be indemnified to the maximum extent permitted by applicable law. Although Section 410 of the Business Corporation Law set forth the statutory requirements prior to 1988, references to that Section are no longer meaningful.

Continued references to the repealed Section 410 could create unintended questions at some later date regarding the intended scope of our obligation to indemnify its directors and officers. This, in turn, could prejudice our ability to attract and retain qualified directors and officers, or it could impair the coverage of directors and officers liability insurance that might otherwise be available. For these reasons, and because the revision is not substantive and does not change the provision’s intent or application, the board of directors believes that Proposal 4 is in the best interests of the corporation.

The affirmative vote of a majority of the outstanding shares of capital stock of the corporation entitled to vote is required for the approval of Proposal 4. Proxies solicited by the board will be voted for Proposal 4, except to the extent that shareholders specify a contrary choice in their proxies.

The board recommends a vote FOR approval of Proposal 4.

Proposal 5:	To approve amendments to our articles of incorporation and bylaws to permit the board of directors to amend the bylaws without shareholder approval except in certain cases, and to approve certain bylaw amendments to be made by the board of directors.

The board of directors has unanimously approved and proposed to submit to the shareholders, and recommends that the shareholders of the corporation approve, an amendment to our articles of incorporation and bylaws to permit the board of directors to amend the bylaws without shareholder approval, except to change the qualifications required or the classification or the term of office of a director and other bylaw amendments requiring shareholder approval under the articles or applicable law. If this proposal, called Proposal 5, is approved, it would result in an amendment to our articles of incorporation and an amendment to our bylaws:

•	Article 6 of our articles of incorporation would be amended to read as follows (the deleted words are in brackets):

ARTICLE 6

Any amendment, alteration, change or repeal of these Articles of Incorporation [or the By-Laws of the Corporation] shall require the affirmative vote of not less than a majority of the outstanding shares of capital stock of the Corporation entitled to vote.

•

Section 11.01 of our bylaws would be amended by deleting the second limitation imposed upon director amendments of the bylaws that is now set forth in Section 11.01(b) (the added words are underlined and the deleted words are in brackets).

Section 11.01. Amendments.

(a) These By-Laws may be amended at any regular meeting of the shareholders or at any special meeting called for that purpose, by the vote of not less than a majority of the outstanding shares of capital stock of the Corporation entitled to vote, provided notice of the proposed amendments or the substance thereof shall have been sent to the shareholders at least ten days before the meeting.

(b) Subject to the limitation [hereinafter] set forth in the following sentence, and to any restrictions of applicable law, these By-Laws may also be amended [at any regular or special meeting] by action of the Board of Directors (subject to the power of the shareholders to change such action), provided that, in the case of action by meeting, written notice that the proposed amendment would be presented for action at the meeting shall have been given in writing to each director at least five days before the meeting. The Board of Directors shall not have the power [(i)] to amend these By-Laws so as to change the qualifications required or the classification or the term of office of a director. The authority of the Board of Directors to amend these By-Laws is also restricted by any By-law provisions that expressly requires the approval of the shareholders for an amendment, repeal or adoption of a By-law provision. [; or (ii) to amend these By-Laws within thirty days prior to an annual meeting of shareholders. Any amendment to the By-Laws adopted by the Board of Directors shall be presented to the shareholders for ratification at the first meeting of shareholders after the adoption of the amendment by the Board of Directors. If any amendment to the By-Laws adopted by the Board of Directors shall not be ratified at such meeting (1) the amendment shall have no force and effect after such meeting and (2) any amendment which shall not have been ratified by the shareholders, may not be adopted by the Board of Directors again within two years after the date of such meeting. Notice of the fact that an amendment to the By-Laws adopted by the Board of Directors will be presented for ratification and the substance of such amendment shall be given to the share-holders in writing at least ten days before the date of the meeting.]

The form of articles of amendment to our articles of incorporation reflecting all of the proposed amendments being presented to this meeting, and restating our articles of incorporation as so amended, is set forth in Appendix A to this proxy statement. The form of amended and restated bylaws reflecting all of the proposed amendments being presented to this meeting is set forth in Appendix B to this proxy statement.

Our articles of incorporation and bylaws currently require shareholder approval for any amendment to our bylaws. If the shareholders approve this proposal, the bylaws, with three exceptions, may be amended and additional or different bylaws adopted by a majority vote of the board of directors without any additional involvement by shareholders.

The first exception to the board’s power to amend the bylaws is stated in Section 11.01(b) itself. It says that the directors do not have power to amend the bylaws to change the qualifications required or the classification or term of office of a director. Adoption of the proposal will not remove or change this restriction.

The second exception to the board’s power to amend the bylaws is in Section 3.16 of the bylaws, which requires shareholder approval to change, repeal or adopt any bylaw provision inconsistent with Sections 3.14 and 3.15 of the bylaws. Section 3.14 describes the duties of directors to the corporation and Section 3.15 deals with the extent to which a director will be personally liable for actions or omissions of the director. The proposal would not change this special shareholder approval requirement in the bylaws. Adoption of the proposal will not remove or change this restriction.

The third exception to the board’s power to amend the bylaws is imposed by applicable law, including primarily the Pennsylvania business corporation law. For example, section 1504 of the Pennsylvania business corporation law, dealing with adoption, amendment and content of corporate bylaws, states that a board of directors generally does not have the authority to adopt or change a bylaw on any subject that is committed expressly to the shareholders by any provision of the Pennsylvania business corporation law. For example without shareholder approval, a board may not adopt:

•	Bylaw provisions requiring votes of classes or series of shares as a condition to exercise of corporate powers.

•	Bylaws providing that corporate powers may be exercised other than by or under the authority of the board of directors.

•	Bylaws restricting shareholder powers to remove directors other than as provided in Section 1726 of the Pennsylvania business corporation law.

•	Permitting shareholders to act by the action of fewer than a majority of the votes cast by entitled holders at a shareholder meeting.

•	Modifying the statutory requirements for judges of elections in Section 1765 of the Pennsylvania business corporation law.

Adoption of the proposal will not remove or change these restrictions.

The board of directors is making this proposal because the board believes the change, if adopted, will give the board more flexibility in making any necessary or desired bylaw changes in a timely and efficient manner. Even if the board of directors is given this authority, the shareholders will have the ability to change board bylaw amendments if the shareholders disapprove of them. In addition, the bylaws and applicable law require shareholder approval for the types of fundamental changes described above, and in those cases the board will not have authority to adopt bylaw provisions contrary to those requirements. Finally, the bylaws will continue to grant shareholders the right to amend the bylaws even when the amendment has not been approved by the directors.

It is true that, if the proposal is adopted, the board will have increased authority to make bylaw changes without shareholder approval, raising the possibility that not all shareholders will agree with the changes made by the board. Furthermore, the board might be able to make some changes that are seen as undesirable or disadvantageous by at least some shareholders. However, the board of directors believes that the added flexibility and efficiency the proposal would provide if adopted outweigh risks of disagreements with shareholders, because ultimately the board of directors is accountable to the shareholders in any event, and the shareholders retain the right to elect or remove directors.

The board of directors believes that the delays and costs associated with holding a special meeting of shareholders, such as the meeting at which this proposal is submitted, may put the corporation at a disadvantage as it considers corporate and other transactions to compete in the modern marketplace. The board believes it needs to be able to make effective and timely use of our resources in responding to changes in circumstances or requirements as they arise.

If Proposal 5 is approved, the board intends to adopt the following bylaw amendments immediately after the proposed articles of amendment to our articles of incorporation are filed and become effective. To the extent permitted by law, shareholder approval of Proposal 5 will be deemed an approval of these bylaw changes:

•

An amendment to provide that, except as may otherwise be required by law or our articles of incorporation, whenever any corporate action is to be taken by a vote of the shareholders, it shall be authorized by a majority of the votes cast on such matter at a duly organized meeting of the shareholders by the holders of shares entitled to vote on the action.

If this proposal is approved, Section 2.06(b) of our bylaws will be amended to read in full as follows (the added words are underlined and the deleted words are in brackets):

Section 2.06. Quorum.

* * *

(b) When a quorum is present or represented at any shareholders meeting, except as may otherwise be required by law, the Corporation’s Articles of Incorporation or these By-Laws, whenever any corporate action is to be taken by a vote of the shareholders, it shall be authorized by a majority of the votes cast, in person or by proxy, at a duly organized meeting of the shareholders by the holders of shares entitled to vote on the action [the vote of the holders of a majority of the shares having voting powers, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which, by express provision of applicable law or of the Corporation’s Articles of Incorporation or of these By-Laws, a different vote is required, in which case such express provision shall govern and control the decision of such question].

In addition, the last sentence of Section 2.07(b) of the Bylaws, which provides the same as Section 2.06(b) on this matter, will be deleted.

Our current bylaws provide that “the vote of the holders of a majority of the shares having voting powers and present in person or represented by proxy…shall decide any question brought before such meeting. …” The distinction is important because of the effect of abstentions. Under Pennsylvania law, unless otherwise provided in the bylaws or articles, an abstention is not considered a vote cast either for or against a proposal. However, under our bylaws, if a person present or represented by a proxy abstains, that person had voting power at the meeting and, therefore, the abstention would be included as a negative vote in determining whether a majority of the shares having voting powers approved a particular proposal.

While other states, such as Delaware, do require that abstentions be counted as negative votes, the board of directors believes that the Pennsylvania approach represents a better policy. It permits the outcome of a matter submitted to the shareholders to be determined by the shareholders who express an affirmative position on the matter. Most shareholders who abstain do not consider that they are necessarily voting against a proposal, or they would, in fact, vote against it. The board of directors believes that a shareholder who abstains from voting on a matter is saying, instead, “I want to sit this one out.”

Pennsylvania law recognizes this distinction and provides Pennsylvania shareholders with the potential opportunity to effectively abstain from voting on a matter without affecting the outcome. Presently, our bylaws do not give shareholders this true third alternative.

•

An amendment to provide that a director shall be elected by a majority of the votes cast with respect to that position by the holders of shares present either in person or by proxy at the meeting at which the election takes place.

If this proposal is approved, the second sentence of Section 3.01 of our bylaws will be amended to read in full as follows (the added words are underlined and the deleted words are in brackets):

Section 3.01. Number and Election. *** [D] Notwithstanding any other provision of these By-Laws, including without limitation Section 2.07(b), each director[s] shall be elected by a majority [vote of the shares represented] of the votes cast for such position by the holders of shares present either in person or by proxy at the meeting at which the election takes place.

The issue of votes required for a director’s election are similar to the issues presented in connection with the bylaw amendment the directors intend to make, described above, to have any shareholder actions be effective with a majority of the votes cast, rather than a majority of the votes present at a meeting. However, there are some differences. They are also the same as the issues outlined in the discussion of Proposal 3 above, which is the corresponding amendment required to our articles of incorporation to modify the director voting requirement.

•	An amendment to coordinate the bylaw deadlines for submission of shareholder proposals with existing SEC rules.

If this proposal is approved, the board intends to amend Section 2.12 of our bylaws, dealing with deadlines for shareholders to submit proposals at shareholder meetings, to coordinate it with current SEC rules, so that it reads as follows (the added words are underlined and the deleted words are in brackets):

Section 2.12. Shareholder Requests for Inclusion of Matters in Proxy Material. Each shareholder request to include matters in the Corporation’s proxy material for a meeting shall be handled in accordance with applicable law. Shareholder requests to include matters in the proxy material for [the annual meeting must be submitted, in the form required by law, in writing at least one hundred twenty days before the annual meeting for which the proxy material is prepared] an annual meeting must be received at the Corporation’s principal executive offices not less than 120 calendar days before the date of the Corporation’s proxy statement released to shareholders in connection with the previous year’s annual meeting. If the Corporation’s did not hold an annual meeting the previous year, or if the date of the annual meeting at which the proposal is to be presented has been changed by more than 30 days from the date of the previous year’s meeting, or if the proposal is being submitted for a meeting of shareholders other than a regularly scheduled annual meeting, then the deadline for a shareholder to request inclusion of a proposal in the proxy material for that meeting shall be a reasonable time before the Corporation begins to print and send its proxy materials.

•

An amendment to require a shareholder to give the corporation written notice, at least ninety days prior to an annual meeting, of the shareholder’s nomination of a director for election and of any other proposal by the shareholder for action at the annual meeting.

If this proposal is approved, a new Section 2.16 will be added to our bylaws, to read in full as follows:

Section 2.16. Notice of Shareholder Nominations and Proposals. A shareholder shall give the Corporation written notice, at least ninety days prior to an annual meeting, of the shareholder’s nomination of a director for election or any other proposal by the shareholder for action at the annual meeting. If a shareholder fails to do so, the nomination or proposal shall not be considered at that annual meeting.

Although the SEC rules require that a shareholder proposal be given to the corporation not less than one hundred and twenty (120) days before the date of our proxy statement released to shareholders in connection with the previous year’s annual meeting for inclusion in the proxy materials, the bylaws are silent as to proposals that could be raised by a shareholder at the annual meeting which were not included in the proxy materials.

Section 1758(e) of the Pennsylvania business corporation law permits bylaws to provide for a fair and reasonable procedure for the nomination of candidates for any office. If the bylaws do so, only candidates who have been duly nominated in accordance with those procedures are eligible for election.

The board of directors believes that the amendment it proposes to make to the bylaws will establish clarity and consistency on the procedures that should apply when shareholders want to make proposals for consideration at a shareholder meeting, or when shareholders want to nominate directors other than the board’s nominees. For this reason, the board believes the bylaw amendment it is considering will help manage the corporation more transparently and efficiently.

•

An amendment to permit the board of directors to fix a record date for shareholder meetings (other than adjourned meetings) that is not less than twelve days and not more than ninety days prior to the day on which the meeting will be held.

If this proposal is approved, Section 2.11 of our bylaws will be amended to read in full as follows (the added words are underlined and the deleted words are in brackets):

Section 2.11 Record Dates. The Board of Directors may fix a date for the determination of the shareholders entitled to receive notice of and to vote at any meeting, provided however, that (for other than an adjourned meeting) the date thus fixed shall not be less than twelve [or] days and not more than [fifty] ninety days prior to the day on which the meeting will be held.

Our management has found that the present bylaw provision for a record date not earlier than 50 calendar days prior to an annual meeting can often create timing and procedural problems in connection with shareholder meetings. For routine annual meetings, we normally attempt to give 40 calendar days notice to shareholders. We also attempt to finalize the proxy statement with information current as of the record date. With a record date that is approximately 50 days prior to the annual meeting, we only have 10 calendar days to verify the information as of the record date and finalize the arrangements for printing and mailing the proxy statement. Establishing an earlier record date would make the notice and proxy process run smoother and more efficiently and provide more time, if needed, for the preparation and mailing of proxy statements, potentially more time for shareholders to review proxy materials, and, correspondingly, more time for solicitation of proxies.

Section 1763(a) of the Pennsylvania business corporation law allows a corporation to set a record date for shareholders meetings at a date that is not more than 90 days prior to the date of the meeting. This rule does not apply to adjourned meetings, because if a shareholders meeting is adjourned, there is often a risk that it must be adjourned to a date that would cause the original record date to be more than 90 days prior to the date that is re-set for the adjourned meeting.

While an earlier record date can potentially increase the number of shareholders who may have purchased our shares between the (earlier) record date and the shareholders meeting and who therefore own shares at the date of the meeting but cannot vote them, we believe that, on balance, the benefit to our shareholders at large of having the flexibility to set an earlier record date far outweighs the potential, temporary, disadvantage to a relatively few shareholders. Furthermore, we believe that a new shareholder’s primary concern is to have current information about our corporation and its activities. Because our annual report and proxy statement are posted on the SEC’s EDGAR website, on our website, and are available by mail upon request, we believe that new shareholders will nevertheless have access to important information about our corporation during the short period before they can vote of record.

Because the amendments to the articles of incorporation and bylaws to permit broader board amendment of the bylaws will help manage the corporation more efficiently, the board of directors believes that Proposal 5 is in the best interests of the corporation.

The affirmative vote of a majority of the outstanding shares of capital stock of the corporation entitled to vote is required for the approval of Proposal 5. Proxies solicited by the board will be voted for Proposal 5, except to the extent that shareholders specify a contrary choice in their proxies.

The board recommends a vote FOR approval of Proposal 5.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table lists the beneficial ownership of shares of our common stock as of October 3, 2007, for each person who has been a director or executive officer of the corporation at any time since January 1, 2006, as well as individuals known to us who may be beneficial owners of more than 5% of our common stock. The table also shows the total number of shares owned by the directors and executive officers as a group.

Name	Common Stock		Exercisable Stock Options	Percent of Outstanding Stock (1)
Directors
Thomas L. Bennett	1,016		-0-	*
Andrea F. Gilbert	5,923		9,250	*
Wendell F. Holland	6,858		13,000	*
Scott M. Jenkins	2,500		875	*
David E. Lees	5,359		6,125	*
Francis J. Leto	6,788	(2)	15,000	*
Britton H. Murdoch	4,794		583	*
Frederick C. Peters II	37,675	(3)	152,000	2.1%
B. Loyall Taylor, Jr.	12,920	(4)	25,000	*
Nancy J. Vickers(5)	2,085		18,000	*
Thomas A. Williams(6)	24,823		25,000	*
Executive Officers
J. Duncan Smith	5,239	(7)	27,000	*
Alison E. Gers	1,626	(8)	62,000	*
Joseph G. Keefer	5,620	(9)	66,200	*
Robert J. Ricciardi	20,658	(10)	62,000	*
Matthew G. Waschull	1,000		-0-	*
5% Owners
George W. Connell 121 Cheswold Lane Haverford, PA 19041	1,667,353	(11)	-0-	19.57%
Thomas J. Carroll Patrickswell Post Office Box 488 Middleburg, VA 22117	836,486		-0-	9.82%
All Directors and Executive Officers as a Group	144,884		482,033	6.97%

*	Less than one percent.

(1)	Stock ownership information includes shares that the individual has the right to acquire within sixty days of October 3, 2007. The Exercisable Stock Options column includes options exercisable as of October 3, 2007 or exercisable within sixty days of that date. Each executive officer holds sole investment power over shares held for such executive officer in our 401-K Plan. The Bank, as the Plan Administrator, holds sole voting power over such shares. Unless otherwise indicated, each person has sole voting and investment power over the shares listed. There are no pledged shares.

(2)	Includes 182 shares owned by Mr. Leto’s spouse as to which he disclaims beneficial ownership.

(3)	Includes 2,925 shares held for Mr. Peters in the 401-K Plan, determined as of August 31, 2007.

(4)	Includes 6,476 shares held in trust for his children over which Mr. Taylor has sole voting and investment power, and 2,088 shares held in a trust over which Mr. Taylor as co-trustee has joint voting and investment power.

(5)	Ms. Vickers decided not to run for re-election and retired from the board as of our annual meeting of shareholders on April 25, 2007. The stock ownership information for Ms. Vickers is as of March 8, 2007.

(6)	Mr. Williams retired from the board as of our annual meeting of shareholders on April 25, 2007. The share ownership information for Mr. Williams is as of March 8, 2007.

(7)	Includes 134 shares held for Mr. Smith in the 401-K Plan, determined as of August 31, 2007.

(8)	All shares are held for Ms. Gers in the 401-K Plan, determined as of August 31, 2007.

(9)	All shares are held for Mr. Keefer in the 401-K Plan, determined as of August 31, 2007.

(10)	All shares are held for Mr. Ricciardi in the 401-K Plan, determined as of August 31, 2007.

(11)	Based on the information in Mr. Connell’s Form 4 filed with the Securities and Exchange Commission on April 6, 2007.

The Security Ownership of Certain Beneficial Owners table does not include phantom stock held for the directors or Mr. Peters. Under our Deferred Payment Plans for directors, our directors may elect to defer their director’s fees. Under our Executive Deferred Bonus Plan, our executive officers can defer payment of any bonus which they receive. Among other options, a director or executive officer may elect to earn a yield on the deferred compensation based on changes in the price of our common stock (including dividends). Making this election creates phantom stock. A share of phantom stock is economically equivalent to one share of common stock, but the directors and executive officers do not have the right to receive an actual share of stock or to vote the stock. The following directors have the following phantom stock in the Deferred Payment Plans for Directors: Scott M. Jenkins, 2,546; David E. Lees, 3,611; B. Loyall Taylor, Jr., 57,788, and Nancy J. Vickers, 6,785. Mr. Peters has 183 shares of phantom stock in our Executive Deferred Bonus Plan.

ADDITIONAL INFORMATION

Upon written request of any shareholder, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, including the financial statements and schedules, required to be filed with the SEC may be obtained, without charge, from our Secretary, Robert J. Ricciardi, 801 Lancaster Avenue, Bryn Mawr, PA 19010-3396. The Annual Report on Form 10-K can also be obtained by going to our website at www.bmtc.com and clicking on Bryn Mawr Bank Corporation’s SEC Filings.

OTHER MATTERS

We do not presently know of any business other than that described above to be presented to the shareholders for action at the meeting. Should other business come before the meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the persons acting under the proxies.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES.

BY ORDER OF THE BOARD OF DIRECTORS

Robert J. Ricciardi
Secretary

October 12, 2007

APPENDIX A

ARTICLES OF AMENDMENT

TO THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

BRYN MAWR BANK CORPORATION

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Articles of Amendment-Domestic Corporation

(15 Pa.C.S.)

☑ Business Corporation (§ 1915)

  ☐ Nonprofit Corporation (§ 5915)

Name William M. Shields, Esquire	Document will be returned to the name and address you enter to the left. Ü
Address 1617 John F. Kennedy Boulevard, Suite 1500

City State Zip Code Philadelphia, PA 19103

Fee: $70

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1. The name of the corporation is:
Bryn Mawr Bank Corporation

2. The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street City State Zip County
801 Lancaster Avenue, Bryn Mawr, PA 19010, Montgomery County

(b) Name of Commercial Registered Office Provider County
c/o N/A

3. The statute by or under which it was incorporated: 15 Pa.C.S.A. §101

4. The date of its incorporation: August 8, 1986

5. Check, and if appropriate complete, one of the following:

☑      The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐        The amendment shall be effective on: ____________ at ____________

                                                       Date                     Hour

6. Check one of the following:

☑        The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).

☐        The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c) or § 5914(b).

7. Check, and if appropriate, complete one of the following:

☐        The amendment adopted by the corporation, set forth in full, is as follows

☑       The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8. Check if the amendment restates the Articles: ☑ The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this day of November, 2007.

Bryn Mawr Bank Corporation
Name of Corporation

Signature

President
Title

AMENDED AND RESTATED ARTICLES OF INCORPORATION

BRYN MAWR BANK CORPORATION

(Amended and restated to reflect Articles of Amendment filed                     , 2007)

In compliance with the requirements of the Pennsylvania Business Corporation Law of 1988, as amended, the articles of incorporation of Bryn Mawr Bank Corporation, a Pennsylvania business corporation (the “Corporation”) are as follows:

ARTICLE 1

The name of the corporation is: “Bryn Mawr Bank Corporation”.

ARTICLE 2

The location and post office address of the current registered office of the Corporation in the Commonwealth of Pennsylvania is: 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010.

ARTICLE 3

The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purposes: to engage in and do any lawful act concerning all lawful business for which corporations may be incorporated under the Business corporation Law of Pennsylvania and to do all things and exercise all powers, rights and privileges for which a business corporation may now or hereafter be organized or authorized to do or to exercise under the laws of the Commonwealth of Pennsylvania.

ARTICLE 4

The term for which the corporation is to exist is perpetual.

ARTICLE 5

The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 100,000,000 shares of common stock par value of $1.00 per share. Any or all classes or series of shares of stock, or any part thereof, of the Corporation may be uncertificated shares to the extent determined by the Board of Directors of the Corporation from time to time. However, in no event shall shares represented by a certificate be deemed uncertificated until the certificate is surrendered to the Corporation.

ARTICLE 6

Any amendment, alteration, change or repeal of these Articles of Incorporation shall require the affirmative vote of not less than a majority of the outstanding shares of capital stock of the Corporation entitled to vote.

ARTICLE 7

Number of Directors and Classes. The business of the Corporation shall be managed by a Board of Directors of not less than eight nor more than twelve persons, as fixed from time to time by the Board of Directors of the

Corporation. Each director shall be elected by a majority of the votes cast for such position, in person or by proxy, at a duly organized meeting of the shareholders by the holders of shares entitled to vote. The Directors of the Corporation shall be divided into four classes: Class I, Class II, Class III and Class IV. Each class shall be as nearly equal in number as possible. Except for the initial Board of Directors, the term of office of each class shall be four years; provided, however, that the term of office of the initial Class I Directors shall expire at the annual meeting of shareholders of the Corporation in 1987; the term of office of the initial Class II Directors shall expire at the annual meeting of shareholders of the Corporation in 1988; the term of office of the initial Class III Directors shall expire at the annual meeting of shareholders of the Corporation in 1989; the term of office of the initial Class IV Directors shall expire at the annual meeting of shareholders of the Corporation in 1990, so that, after the expiration of each such initial term, the terms of office of one class of directors shall expire each year when their respective successors have been duly elected by the shareholders and qualified. At each annual meeting of shareholders of the Corporation held during and after 1987, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed. A director must be a shareholder of the Corporation. If a vacancy occurs on the Board of Directors of the Corporation after the first annual election of directors for the class in which such director sits, a majority of the remaining directors shall have the exclusive power to fill the vacancy by electing a director to hold office until the next annual meeting of shareholders.

ARTICLE 8

The shareholders of this Corporation shall not be permitted to cumulate their votes for the election of directors.

ARTICLE 9

The Corporation shall indemnify its officers and directors and the officers and directors of its subsidiaries to the full extent permitted by applicable law as in effect from time to time, and the Corporation may, by action of its Board of Directors, indemnify all other persons whom it may lawfully indemnify under applicable law from time to time.

- 0 – 0 – 0 -

APPENDIX B

AMENDED AND RESTATED BYLAWS

OF

BRYN MAWR BANK CORPORATION

(Amended and Restated as of                         , 2007)

ARTICLE I

OFFICES

Section 1.01. Registered Office. The location and post office address of the registered office of the Corporation in Pennsylvania shall be as specified in the Articles of Incorporation.

Section 1.02. Other Offices. The corporation may also have offices at such other places as the Board of Directors may from time to time appoint or the business of the Corporation may require.

ARTICLE II

SHAREHOLDERS

Section 2.01. Place of Meetings. All meetings of the shareholders shall be held at such place, within or without the Commonwealth of Pennsylvania, as may be designated from time to time by the Board of Directors and as stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.02. Annual Meetings. An annual meeting of the shareholders, commencing with the year 1987, shall be held in each calendar year within five months after the end of the fiscal year of the Corporation, on such day and at such time and place as the Board of Directors shall fix, at which the shareholders shall elect directors and transact such other business as may properly be brought before the meeting.

Section 2.03. Special Meetings. Special meetings of the shareholders, for any proper purpose or purposes, unless otherwise prescribed by law, may be called at any time by a majority of the Board of Directors, or by the shareholders entitled to cast at least one-fifth of the votes which all the shareholders are entitled to cast, upon written request delivered to the Secretary of the Corporation. Such request shall state the purpose or purposes of the proposed meeting. Upon receipt of such request, it shall be the duty of the Secretary to call a special meeting of the shareholders to be held at such time, not more than sixty days after receipt of the request, as the Secretary may fix. Business transacted at all special meetings of the shareholders shall be limited to the purposes stated in the notice.

Section 2.04. Notice. Written notice of every meeting of the shareholders, specifying the place, date and time and the general nature of the business of the meeting, shall be given either personally or by mail or by telegram at least five days prior to the meeting, unless a greater period of notice is required by law, to each shareholder entitled to vote at the meeting.

Section 2.05. Shareholder List. The officer or agent of the Corporation having charge of the Corporation’s stock transfer books shall prepare, at least five days before each meeting of shareholders, a complete list of the shareholders entitled to vote at each meeting, arranged in alphabetical order, with the address and the number of shares held by each shareholder, which list shall be kept on file at the Corporation’s registered office and shall be subject to inspection by any shareholder for any proper purpose at any time during usual business hours. Such list shall also be produced and kept open at the time and place of each meeting of the shareholders and shall be subject to inspection by any shareholder at all times during the meeting.

Section 2.06. Quorum.

(a) At all meetings of the shareholders a quorum shall consist of a majority of the total number of shares outstanding and entitled to vote, represented in person or by proxy, unless otherwise provided by law.

If a majority of the shares are not represented at any meeting, the shareholders present may adjourn the meeting to any subsequent time or day without notice to the shareholders other than by announcement at the meeting.

(b) When a quorum is present or represented at any shareholders meeting, except as may otherwise be required by law, the Corporation’s Articles of Incorporation or these By-Laws, whenever any corporate action is to be taken by a vote of the shareholders, it shall be authorized by a majority of the votes cast on such matter, in person or by proxy, at a duly organized meeting of the shareholders, by the holders of shares entitled to vote on the action.

Section 2.07. Voting.

(a) All persons holding and owning stock of the Corporation as of the record date, either in their own right or as trustee or as the legal representative of shareholders shall have the right to attend and vote at all meetings of the shareholders, and shall have as many votes as the number of shares held or represented by them respectively, but no person shall be permitted at any such meeting to act as the proxy or attorney of any shareholder without a power of attorney therefor duly executed and presented.

(b) For election of directors and amendments to these By-Laws, there shall be a ballot vote and all other voting need not be by ballot except by demand of a majority of shareholders entitled to vote in person or by proxy or as determined by the Chairman of the meeting before the voting begins.

Section 2.08. Proxies.

(a) Shareholders may vote by a proxy authorized in writing. All proxies must be filed with the Secretary before the start of voting.

(b) The Board of Directors shall select proxies for annual and special meetings of the shareholders on or before the record date for the meeting. If any proxy so selected shall be unwilling or unable to act, the Board of Directors may designate one or more successors.

Section 2.09. Shareholders Election of Directors. In elections of directors each shareholder shall be entitled to one vote for each share of stock for each director to be elected.

Section 2.10. Cumulative Voting Not Authorized. As specified in the Corporation’s Articles of Incorporation, cumulative voting by the shareholders shall not be permitted.

Section 2.11 Record Dates. The Board of Directors may fix a date for the determination of the shareholders entitled to receive notice of and to vote at any meeting, provided however, that (for other than an adjourned meeting) the date thus fixed shall not be less than twelve days and not more than ninety days prior to the day on which the meeting will be held.

Section 2.12. Shareholder Requests for Inclusion of Matters in Proxy Material. Each shareholder request to include matters in the Corporation’s proxy material for a meeting shall be handled in accordance with applicable law. Shareholder requests to include matters in the proxy material for an annual meeting must be received at the Corporation’s principal executive offices not less than 120 calendar days before the date of the Corporation’s proxy statement released to shareholders in connection with the previous year’s annual meeting. If the Corporation’s did not hold an annual meeting the previous year, or if the date of the annual meeting at which the proposal is to be presented has been changed by more than 30 days from the date of the previous year’s meeting, or if the proposal is being submitted for a meeting of shareholders other than a regularly scheduled annual meeting, then the deadline for a shareholder to request inclusion of a proposal in the proxy material for that meeting shall be a reasonable time before the Corporation begins to print and send its proxy materials.

Section 2.13. Judges of Election. All elections of directors by the shareholders shall be conducted by three judges, who need not be shareholders, appointed for that purpose. Such judges shall be sworn and shall certify the result of the election. The judges shall be appointed by the Board of Directors, and in case of the failure of any of the judges to act, substitutes may be appointed by the Chairman of the meeting.

Section 2.14. Shareholders Meeting Procedures. At meetings of the shareholders, the Chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for voting, the maintenance of order and safety, and limitations on the time allocated to questions or comments on the affairs of the Corporation.

Section 2.15. Chairman of the Meeting. The Chairman of all meetings of the shareholders, unless otherwise designated by the Board of Directors, shall be the Chief Executive Officer of the Corporation.

Section 2.16. Notice of Shareholder Nominations and Proposals. A shareholder shall give the Corporation written notice, at least ninety days prior to an annual meeting, of the shareholder’s nomination of a director for election or any other proposal by the shareholder for action at the annual meeting. If a shareholder fails to do so, the nomination or proposal shall not be considered at that annual meeting.

ARTICLE III

DIRECTORS

Section 3.01. Number and Election. The business of the Corporation shall be managed by a Board of Directors of not less than eight nor more than thirteen persons, as fixed from time to time by the Board of Directors of the Corporation. Notwithstanding any other provision of these By-Laws, including without limitation Section 2.07(b), each director shall be elected by a majority of the votes cast for such position by the holders of shares present either in person or by proxy at the meeting at which the election takes place. The Directors of the Corporation shall be divided into four classes: Class I, Class II, Class III and Class IV. Each class shall be as nearly equal in number as possible. Except for the initial Board of Directors, the term of office of each class shall be four years; provided, however, that the term of office of the additional Class III Director shall expire at the annual meeting of shareholders of the Corporation in 2001. At each annual meeting of shareholders of the Corporation held during and after 1998, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class the directors they succeed. A director must be a shareholder of the Corporation. If a vacancy occurs on the Board of Directors of the Corporation after the first annual election of a director for the class in which such director sits, a majority of the remaining directors shall have the exclusive power to fill the vacancy by electing a director to hold office until the next annual meeting of shareholders.

Section 3.02. Increase In Number of Directors by Board of Directors. The Board of Directors, by a vote of a majority of the full Board, may increase the number of directors in any class for the term ending at the next annual meeting; provided that the total number of directors shall not be more than the maximum provided in Section 3.01 of these By-Laws.

Section 3.03. Shareholding and Eligibility Requirements of Directors. Each director must be the holder of at least 100 shares of the Corporation’s stock in the directors own right in order to be qualified to act as a director. Any director shall cease to act when no longer holding said number of shares, which fact shall be reported to the Board of Directors by the Secretary, in which event the Board of Directors shall declare the seat of such director vacated.

Section 3.04. Vacancies in Board of Directors.

(a) Vacancies in the Board of Directors or in nominees for election to membership on the Board of Directors occurring before the record date preceding the annual meeting, may be filled by the majority of remaining members of the Board even though less than a quorum. Each person elected to such vacancy shall be a director until the next annual meeting of the shareholders, at which time a director shall be elected by the shareholders to fill the unexpired term, except as provided in subsection (b) of this Section 3.04.

(b) Vacancies in the Board of Directors or in nominees for election to membership on the Board of Directors occurring on or after the record date preceding the annual meeting, may also be filled by a majority of the remaining members of the Board even though less than a quorum. However, because of the time requirements relating to the preparation of proxy materials, the term of any person filling such vacancy shall continue until a successor is duly chosen and qualified, when it shall terminate. The foregoing provisions shall apply regardless of the length of the term of the office of the director in which the vacancy occurred.

(c) The Board of Directors shall be the sole judge as to when a vacancy in the Board has occurred, and such a determination shall be made by vote of a majority of the entire Board. Continued unexcused absence for six months, conviction of a felony, adjudication of incompetence, and such other grounds as are set forth in these By-Laws and in the Pennsylvania Business Corporation Law, as amended, shall also create a vacancy on the Board.

Section 3.05. Location of Meetings. The Board of Directors may hold meetings, both regular and special, either within or without the Commonwealth of Pennsylvania.

Section 3.06. Organization Meeting. The organization meeting of the Board of Directors shall be held immediately following the annual meeting of shareholders at which directors are elected. No notice of such meeting shall be necessary. At such organization meeting, the Board of Directors shall organize itself and elect the officers of the Corporation for the ensuing year and may transact any other business that properly comes before it.

Section 3.07. Regular Meetings. Regular meetings of the Board of Directors shall be held at least quarterly, at a time and place designated by the directors, on five days notice given to each director either personally, by mail, by telephone, or by telegram.

Section 3.08. Special Meetings. Special meetings of the Board of Directors may be called by the Chief Executive Officer of the Corporation on two days’ notice to each director, given either personally, by mail, by telephone, or by telegram. Special meetings shall be called by the Chief Executive Officer in like manner and on like notice on the written request of three directors.

Section 3.09. Quorum. At all meetings of the Board of Directors a majority of the directors in office shall constitute a quorum for the transaction of business, and the acts of a majority of the directors at a meeting at which a quorum is present shall be the acts of the Board of Directors. If a quorum shall not be present at any meeting of directors, the directors present there may adjourn the meeting from time to time, without notice other than by announcement at the meeting, until a quorum shall be present.

Section 3.10. Participation in Meetings via Communications Equipment. One or more directors may participate in a meeting of the Board of Directors (or a committee thereof) by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. A director participating in a meeting by such a means shall be deemed to be present in person at the meeting for all purposes, including, without limitation, for purposes of determining whether a quorum is present at the meeting and for voting on any matters before the meeting.

Section 3.11. Informal Action. Any action which may be taken at a meeting by the Board of Directors or by the members of any committee of the Board may be taken without a meeting, if a consent or consents in writing setting forth the action so taken shall be signed by all the directors or all of the members of the committee, as the case may be, and shall be filed with the Secretary of the Corporation.

Section 3.12. Committees. The Board of Directors may, by resolution adopted by a majority of the whole Board of Directors, designate one or more committees. The Board of Directors shall specify the size of each committee and shall specify the criteria for a quorum of each committee. The Chief Executive Officer may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided by resolution of the Board of Directors, shall have and exercise the authority of the Board of Directors in the management of the business and affairs of the Corporation. Vacancies in the membership of any committee shall be filled by the Board of Directors at a regular or special meeting of the Board of Directors. Each committee shall keep regular minutes of its proceedings and report the same to the Board of Directors.

Section 3.13. Compensation. The Board of Directors shall fix from time to time the compensation payable to a director for service as a director.

Section 3.14. Duty of Director to Corporation.

(a) A director of the Corporation shall stand in a fiduciary relation to the Corporation and shall perform his duties as a director, including his duties as a member of any committee of the Board of Directors upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. In performing his duties, a director shall be entitled to rely in good faith on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by any of the following:

1. One or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented.

2. Counsel, public accountants or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such person.

3. A committee of the Board, upon which the director does not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

A director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause his reliance to be unwarranted.

(b) In discharging the duties of their respective positions, the Board of Directors, committees of the Board, and individual directors may, in considering the best interests of the Corporation, consider the effects of any action upon employees, upon suppliers and customers of the Corporation and upon communities in which offices or other establishments of the Corporation are located, and all other pertinent factors. The consideration of those factors shall not constitute a violation of subsection (a) of this Section 3.14.

(c) Absent a breach of fiduciary duty, lack of good faith or self-dealing, actions taken as a director or any failure to take any action shall be presumed to be in the best interests of the Corporation.

Section 3.15. Limitations of Personal Liability of a Director. A director of this Corporation shall not be personally liable for monetary damages as such for any action taken, or for any failure to take any action, unless:

(1)	the director has breached or failed to perform the duties of his office under the provisions of Section 3.14 (relating to standard of care and justifiable reliance); and

(2)	the breach or failure to perform the duties of the director’s offices constitutes self-dealing, willful misconduct or recklessness.

The provisions of this Section 3.15 shall not apply to (i) the responsibility of liability of a director pursuant to any criminal statute, or (ii) the liability of a director for payment of taxes pursuant to local, State or Federal law. The provisions of this Section 3.15 shall be effective January 27, 1987, but shall not apply to any action filed prior to that date nor to any breach of performance of duty or any failure of any performance of duty by a director occurring prior that date.

Section 3.16. Shareholder Approval Required to Amend Sections 3.14 and 3.15. Notwithstanding any other provisions of these By-Laws, the approval by the shareholders shall be required to amend, alter, change, repeal or adopt any provision as part of these By-Laws which is inconsistent with the purpose or intent of Sections 3.14 and 3.15 of this Article III.

ARTICLE IV

OFFICERS

Section 4.01. Corporation Officers. The officers of the Corporation shall be chosen by the Board of Directors and shall include a President, Vice President, Treasurer and Secretary and one person shall not hold more than one of these offices. The Board of Directors may choose such other officers as the Board may from time to time deem advisable in the best interests of the Corporation. All officers shall be elected by the Board of Directors and shall serve at the pleasure of the Board as circumstances will permit.

Section 4.02. The President. Unless otherwise designated by the Board of Directors, the President shall serve as the Corporation’s Chief Executive Officer; shall preside at the meetings of the Board of Directors; shall have general supervision of all the departments and business of the Corporation; shall prescribe the duties of the other officers and employees of the Corporation and see to the proper performance thereof; and shall perform all the acts incident to that office or prescribed by the Board.

Section 4.03. The Vice Presidents. The Vice Presidents shall perform such duties and do such acts as may be prescribed by the Board of Directors or the Chief Executive Officer.

Section 4.04. The Treasurer. The Treasurer shall receive and take charge of all money, securities, and evidences of indebtedness belonging to or coming into the Corporation. The Treasurer shall see that proper accounts are kept and that proper reports are made to the Board of Directors, other officers, and other persons or authorities entitled thereto. The Treasurer shall deposit such of the funds of the Corporation as are to be deposited in such other institution or institutions as are authorized by law to receive the same and as may be designated as a depository for such funds by the Board of Directors. The Treasurer shall also perform such other duties as are incident to the office of the Treasurer and the duties from time to time as prescribed by the Board of Directors or the Chief Executive Officer.

Section 4.05. The Secretary. The Secretary shall act under the direction of the Chief Executive Officer; shall attend the meetings of the Board of Directors and shareholders and keep the minutes thereof; shall have charge of the records and papers of the Corporation; shall take charge of and affix the seal of the Corporation to such documents as may require attestation; shall issue notices for meetings for which notices are required; and shall perform the duties incident to the office of the Secretary and the duties from time to time as prescribed by the Board of Directors or the Chief Executive Officer.

Section 4.06. Election of Officers. The Board of Directors, at its organization meeting held immediately after each annual meeting of shareholders, shall elect a Chief Executive Officer, who may be the President, a President, a Vice President, a Treasurer and a Secretary, and such other officers as are deemed necessary.

Section 4.07. Salaries. The salary and other compensation of the Chief Executive Officer of the Corporation shall be fixed by the Board of Directors. The Chief Executive Officer shall recommend the salaries and other compensation of all other officers, agents, and employees of the Corporation, subject to approval by the Board of Directors.

Section 4.08. Terms of Office. The officers of the Corporation will hold office until their successors are chosen and qualify, unless removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Chief Executive Officer or by the affirmative vote of a majority of the whole Board. Any vacancy occurring in any office of the Corporation may be filled by the Board of Directors.

ARTICLE V

SHARES OF CAPITAL STOCK

Section 5.01. Right to Certificate. Except to the extent that shares may be uncertificated pursuant to the provisions of the Articles of Incorporation and any applicable By-laws of the Corporation, each shareholder of record of fully paid stock shall be entitled to a share certificate representing the shares owned by the shareholder.

Section 5.02. Form of Certificate. Share certificates shall be in such form as may be required by law and prescribed by the Board of Directors. Each share certificate shall show the name of the registered holder, the number and class of shares and the series, if any, represented thereby, and the par value of each share or a statement that such shares are without par value. Each share certificate shall be signed, with an actual or facsimile signature, by the Chairman, if any, or by the President or a Vice President, and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and shall be sealed with the corporate seal, which may be a facsimile, either engraved or printed. Where a certificate is signed by a transfer agent or a registrar, the signature of any such corporate officer may be a facsimile, engraved or printed. If any officer whose signature appears on such certificate shall cease to be such officer of the Corporation for any reason, such certificate may nevertheless be adopted by the Corporation and be issued and delivered with the same effect as though the person had not ceased to be such officer of the Corporation.

Section 5.03. Registered Shareholders. The Corporation shall be entitled to treat the registered holder of any share as the absolute owner thereof, and accordingly shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person whether or not it shall have express or other notice thereof.

Section 5.04. Transfer of Stock. Transfer of stock shall be made only on the books of the Corporation, by the Treasurer or other authorized officer or agent of the Corporation, either by the shareholder, or the shareholder’s duly authorized attorney in fact, and evidence of authority to make such transfer shall be produced to the Corporation or to the Corporation’s duly designated agent. In cases of transfers by executors, administrators, guardians, or other legal representatives, duly authenticated evidence of their authority shall also be produced to the Corporation, which may require that such evidence be deposited and remain with the Corporation.

Section 5.05. Replacement of Stock Certificates. Except where shares are to be uncertificated, new certificates for shares of stock may be issued to replace certificates lost, stolen, destroyed or mutilated upon such terms and conditions as the Board of Directors of the Corporation from time to time may determine.

Section 5.06. Uncertificated Securities. Any or all classes or series of shares of stock, or any part thereof, of the Corporation may be uncertificated shares to the extent determined by the Board of Directors of the Corporation from time to time. However, in no event shall shares represented by a certificate be deemed uncertificated until the certificate is surrendered to the Corporation.

ARTICLE VI

DIVIDENDS

Section 6.01. Declaration of Dividends. The Board of Directors may declare, subject to the limitations prescribed by law, a dividend on the shares of the Corporation as shall appear advisable to the Board, making the same payable at a time in their discretion.

ARTICLE VII

SURETYSHIP BY CORPORATION AND ITS OFFICERS AND EMPLOYEES

Section 7.01. Surety. The Corporation may become sole surety in any case when by law one or more sureties may be required for the faithful performance of any trust or office and may demand the deposit of any securities or property as may in the opinion of the Chief Executive Officer and Board of Directors be sufficient to protect the Corporation for becoming such surety. The officers and employees of the Corporation may be required to give bond with approved sureties in such sum as the Board of Directors may determine.

ARTICLE VIII

INDEMNIFICATION AND INSURANCE

Section 8.01. Indemnification of Directors, Officers, Employees and Agents.

(a) The Corporation shall indemnify any director or officer, and may indemnify any other employee or agent, who was or is a party to, or is threatened to be made a party to or who is called as a witness in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amount paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding unless the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness. The discretionary authority granted by this subsection (a) shall be exercised by the Board of Directors.

(b) The Corporation shall pay expenses incurred by a director or officer, and may pay expenses incurred by any other employee or agent, in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation. The discretionary authority granted by this subsection (b) shall be exercised by the Board of Directors.

(c) The indemnification and advancement of expenses provided by or granted pursuant to this Section 8.01 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-Law, agreement, contract, vote of shareholders or directors or pursuant to the direction, howsoever embodied, of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. It is the policy of the Corporation that indemnification of, and advancement of expenses to, directors and officers of the Corporation shall be made to the fullest extent permitted by law, including, without limitation, the law of Pennsylvania. To this end, the provisions of this Section 8.01 shall be deemed to have been amended for the benefit of directors and officers of the Corporation, effective immediately upon any modification of the Business Corporation Law of the Commonwealth of Pennsylvania (the “Business Corporation Law”) or the Directors’ Liability Act of the Commonwealth of Pennsylvania (the “Directors’ Liability Act”) or any other applicable law which expands or enlarges the power or obligation of corporations organized under the Business Corporation Law or subject to the Directors’ Liability Act to indemnify, or advance expenses to directors and officers of the Corporation.

(d) The indemnification and advancement of expenses provided by, or granted pursuant to this Section 8.01 shall, unless otherwise provided when authorized or ratified, continue to a person who has ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such person.

(e) The Corporation shall have the authority to create a fund of any nature, which may, but need not be, under the control of a trustee, or otherwise secure or insure in any manner, its indemnification obligations, whether arising under these By-Laws or otherwise. This authority shall include, without limitation, the authority to (i) deposit funds in trust or in escrow, (ii) establish any form of self-insurance, (iii) secure its indemnity obligation by grant of a security interest, mortgage or other lien on the assets of the Corporation, or (iv) establish a letter of credit, guaranty or surety agreement for the benefit of any persons in connection with the anticipated indemnification or advancement of expenses contemplated of this Section 8.01. The provisions of this Section 8.01 shall not be deemed to preclude the indemnification of, or advancement of expenses to, any person who is not specified in this Section 8.01, but whom this Corporation has the power or obligation to indemnify, or to advance expenses for, under the provisions of the Business Corporation Law or the Directors’ Liability Act or otherwise. The authority granted by this subsection (e) shall be exercised by the Board of Directors of the Corporation.

(f) Notwithstanding any other provision of these By-Laws, any amendment, alteration, change, repeal or adoption of any provision of these By-Laws, which diminishes, impairs or otherwise adversely affects any right of indemnification or advancement of expenses under this Section 8.01, shall be effective only with regard to claims of right of indemnification or advancement of expenses arising from transactions, acts or omissions occurring on or after the effective date of such amendment, alteration, change, repeal or adoption and shall not diminish, impair or otherwise adversely affect any claims of right of indemnification or advancement of expenses arising from transactions, acts or omissions occurring prior to the effective date of such amendment, alteration, change, repeal or adoption.

(g) Each person who is a director or officer, and when authorized by the Board of Directors, each employee and agent of the Corporation shall be deemed to be acting in reliance upon the rights of indemnification provided by this Section 8.01. All rights to indemnification under this Section 8.01 shall be deemed a contract between the Corporation and person or entity indemnified pursuant to which the Corporation and each person intend to be legally bound.

(h) Notwithstanding any other provision of this Section 8.01, the Corporation shall not indemnify under this Section a director, officer, employee or agent for any liability incurred in a proceeding initialed (which shall not be deemed to include counter-claims or affirmative defenses) or participated in as an intervenor or amicus curiae by the person seeking indemnification, unless such initiation of or participation in the proceeding is authorized, either before or after its commencement, by the affirmative vote of a majority of the directors in office. This subsection (h) does not apply to reimbursement of expenses incurred in successfully prosecuting or defending the rights of an indemnified person granted by or pursuant to this Section 8.01.

(i) The provisions of this Section 8.01 have been adopted by the shareholders of the Corporation and are intended to constitute By-Laws authorized by Section 410F of the Business Corporation Law and the Directors’ Liability Act.

Section 8.02. Insurance. The Board of Directors may authorize, by vote of a majority of the whole Board of Directors, the Corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against that person and incurred by that person in any such capacity, or arising out of that person’s status as such, whether or not the Corporation would have the power to indemnify such liability under the provisions of this Article VIII.

ARTICLE IX

GENERAL PROVISIONS

Section 9.01. Corporate Seal. The Board of Directors shall prescribe the form of a suitable corporate seal, which shall contain the full name of the Corporation and the year and state of incorporation.

Section 9.02. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 9.03. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 9.04. Waiver of Notice. Whenever any notice is required to be given under the provisions of the law, the Articles of Incorporation or these By-Laws, a waiver of notice signed by the person or persons entitled to said notice, whether before or after the time stated in the notice, shall be deemed equivalent to the giving of such notice. Attendance of a person, either in person or by proxy, at any meeting shall constitute a waiver of notice of such meeting.

ARTICLE X

EMERGENCIES

Section 10.01. Emergencies. In the event of any emergency declared by the Federal or the State governmental authorities as the result of a regional or national disaster of such severity as to prevent the normal conduct and management of the affairs of the Corporation by its directors and officers as contemplated by these By-Laws, any three available directors shall constitute an Executive Committee with the full power and authority of the Board of Directors until such time as a duly elected Board of Directors can again assume full responsibility for the operation and control of the Corporation.

ARTICLE XI

AMENDMENTS

Section 11.01. Amendments.

(a) These By-Laws may be amended at any regular meeting of the shareholders or at any special meeting called for that purpose, by the vote of not less than a majority of the outstanding shares of capital stock of the Corporation entitled to vote, provided notice of the proposed amendments or the substance thereof shall have been sent to the shareholders at least ten days before the meeting.

(b) Subject to the limitation set forth in the following sentence, and to any restrictions of applicable law, these By-Laws may also be amended by action of the Board of Directors (subject to the power of the shareholders to change such action), provided that, in the case of action by meeting written notice that the proposed amendment would be presented for action at the meeting shall have been given in writing to each director at least five days before the meeting. The Board of Directors shall not have the power to amend these By-Laws so as to change the qualifications required or the classification or the term of office of a director. The authority of the Board of Directors to amend these By-Laws is also restricted by any By-law provisions that expressly requires the approval of the shareholders for an amendment, repeal or adoption of a By-law provision.

ARTICLE XII

OPTING-OUT OF THE PENNSYLVANIA ANTI-TAKEOVER LAW—ACT 36 OF THE

1990 PENNSYLVANIA LEGISLATURE

Section 12.01. Opting-Out of Certain Provisions Concerning the Corporation’s Board of Directors. The Corporation hereby explicitly opts-out of the provisions of (i) subsections (d) through (f) of Section 511 Standard of care and justifiable reliance Part II, Subpart A, Chapter 5, Subchapter B, and (ii) subsections (e) through (g) of Section 1721 Board of Directors Part II, Subpart B, Article B, Chapter 17, Subchapter B, of the Pennsylvania Business Corporation Law of 1988, as amended by Act 36 of the 1990 Pennsylvania Legislature.

Section 12.02. Opting-Out of Control-Share Acquisition Provisions. The Corporation hereby explicitly opts-out of the provisions of Part II, Subpart B, Article C, Chapter 25, Subchapter G, Control-share Acquisitions, of the Pennsylvania Business Corporation Law of 1988, as amended by Act 36 of the 1990 Pennsylvania Legislature.

Section 12.03. Opting-Out of Disgorgement by Certain Controlling Shareholders. The Corporation hereby explicitly opts-out of the provisions of Part II, Subpart B, Article C, Chapter 25, Subchapter H, Disgorgement by Certain Controlling Shareholders Following Attempts to Acquire Control, of the Pennsylvania Business Corporation Law of 1988, as amended by Act 36 of the 1990 Pennsylvania Legislature.

- 0 – 0 – 0 -

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER	Please	☐
DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS	Mark Here
MADE, THIS PROXY WILL BE VOTED “FOR” ALL OF THE PROPOSALS.	for Address Change or Comments SEE REVERSE SIDE

Proposal 1: To approve an amendment to our articles of incorporation to increase the number of authorized shares of common stock from 25,000,000 shares to 100,000,000 shares.

Proposal 3:

To amend Article 7 of our articles of incorporation to provide that each director may be elected by a majority of the votes cast for such position in person or by proxy, at a duly organized meeting of the shareholders, by the holders of shares entitled to vote.

Proposal 5:

To approve amendments to our articles of incorporation and bylaws to permit the board of directors to amend the bylaws without shareholder approval except in certain cases, and to approve certain bylaw amendments to be made by the board of directors.

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
☐	☐	☐	☐	☐	☐	☐	☐	☐

Proposal 2: To approve amendments to our articles of incorporation and bylaws to provide for the issuance of uncertificated shares as well as shares evidenced by paper stock certificates.	Proposal 4: To approve an amendment to our articles of incorporation to update a statutory reference relating to indemnification of officers and directors.	In their discretion, the Proxies are hereby authorized to vote upon such other business as may properly come before the Special Meeting of Shareholders or any and all adjournments of the meeting.

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
☐	☐	☐	☐	☐	☐

IMPORTANT: Please sign exactly as your name or names appear on this proxy card. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by general partner or other authorized person. If a limited liability company, please sign company name by an authorized person.

The undersigned instructs that this proxy be voted as marked.

Please mark, sign, date and return this proxy card promptly, using the enclosed envelope.

Signature(s)                                                                 Signature(s)                                                                  Date                               , 2007

< FOLD AND DETACH HERE <

From Center City Philadelphia: Take Route 1-76 West (Schuylkill Expressway) to I-476 (The Blue Route) South. Proceed on I-476 South to Exit 13 (Villanova) and take Route 30 East (Lancaster Ave.) for approximately 2.5 miles. The Bryn Mawr Trust Main Office and The Centennial Wing are on your left just before the intersection of Bryn Mawr Avenue and Lancaster Ave.

From West of Valley Forge: Take Pennsylvania Turnpike East to Exit 326 (Valley Forge) then I-76 (Schuylkill Expressway) East. Follow to I-476 (The Blue Route) South, exit on right. Follow directions above from Exit 13 of the Blue Route.

From East and North of Valley Forge: Take Pennsylvania Turnpike West to the exit for I-476. (Go through Mid-County Toll Booth.) Follow directions above from Exit 13 on the Blue Route.

From South (Delaware) and Philadelphia International Airport: Take I-95 North from Delaware vicinity or I-95 South from the Airport. Follow to I-476 (The Blue Route) North (Plymouth Meeting) to Exit 13 and follow directions above.

By Train: The R5 SEPTA commuter line stops at Bryn Mawr, 2 blocks from the Bank. Travel time is about 20 minutes from 30 Street Station in Philadelphia, where there are connections with Amtrak.

By Bus: SEPTA Bus #105 runs from the 69th Street Terminal to Paoli, stopping in Bryn Mawr directly in front of the Main Office.

Parking: There is a municipal parking lot east of the Main Office at Lancaster and Bryn Mawr Avenues. Adjacent to the Main Office, there is limited parking in the Centennial Wing lot. The Trust Division has parking directly in front of the building.

■ Main Office

801 Lancaster Avenue

(northwest corner of the intersection of Bryn Mawr and Landcaster Avenues)

< The Centennial Wing

(adjacent to main office)

< The Trust Division

10 South Bryn Mawr Avenue

(1/2 block south on Bryn Mawr Ave. toward The Bryn Mawr Hospital)

REVOCABLE PROXY

Bryn Mawr Bank Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

SPECIAL SHAREHOLDERS MEETING ON NOVEMBER 20, 2007

The undersigned shareholder(s) of Bryn Mawr Bank Corporation, hereby appoint J. Duncan Smith and Geoffrey L. Halberstadt, and each or either of them, the true and lawful agents and attorneys-in-fact for the undersigned, with power of substitution, to attend the meeting and to vote the stock owned by or registered in the name of the undersigned, as instructed on the reverse side, at a Special Meeting of the Shareholders to be held in the Centennial Wing of the main office of The Bryn Mawr Trust Company at 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010 on Tuesday, November 20, 2007 at 9:00 a.m., local time, and at any adjournments or postponements of the meeting.

PLEASE PROMPTLY MARK, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED POSTAGE PAID ADDRESSED ENVELOPE.

è (OVER)

Address Change/Comments (Mark the corresponding box on the reverse side)

< FOLD AND DETACH HERE <

A special invitation to all shareholders . . .

For 118 years, Bryn Mawr Trust has been serving the financial needs of individuals, families, professionals and businesses, who want friendly, personal attention. We offer a complete array of both personal and business banking services. Our loan officers and commercial banking specialists are second to none. Also, we continue to be one of the area’s premier providers of wealth management services.

We invite you to view Bryn Mawr Trust as not only an investment, but as a resource for achieving your financial goals. Please allow us to help with your estate, trust, money management, or financial planning needs.

Call me directly at 610-581-4800 to discuss your particular requirements. I will be happy to introduce you to the professional or team of professionals who can best provide you with the high quality of service that you deserve.

Sincerely,

Chairman and CEO

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.